UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) January 17, 2007

Irvine Sensors Corporation

(Exact name of registrant as specified in its charter)

Delaware	001-08402	33-0280334
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

3001 Red Hill Avenue, Costa Mesa, California	92626
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code (714) 549-8211

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01. Entry into a Material Definitive Agreement.

On January 17, 2007, Irvine Sensors Corporation (the “Company”) and Timothy Looney entered into a second amendment (the “Amendment”) to the Stock Purchase Agreement between them dated December 30, 2005 and previously amended on December 29, 2006. The original Stock Purchase Agreement was entered into in connection with the Company’s acquisition of the issued and outstanding common stock of Optex Systems, Inc. (“Optex”) from Mr. Looney. The Amendment amends the earnout provisions of the Stock Purchase Agreement by extending the earnout period from December 2008 to December 2009 and reducing the aggregate maximum earnout from $4.0 million to $3.9 million. The Amendment was entered into in consideration for a secured subordinated revolving promissory note (the “Note”) issued on January 17, 2007 by Optex to TWL Group, LP, a limited partnership owned by Mr. Looney, pursuant to which TWL Group may make advances from time to time to Optex of up to $2 million. The Note bears interest at 10% per annum and matures on the earlier of (i) February 27, 2009 and (ii) 60 days after the date the Company’s senior debt is paid in full or refinanced, unless earlier accelerated at TWL Group’s election upon certain events of default. So long as any indebtedness is outstanding under the Note, Optex generally will not be able to make any loan or advance, transfer any assets or otherwise make any payment to the Company, other than dividends, distributions, loans, advances, transfers or other payments in an aggregate amount not to exceed $2,250,000 per annum. Optex’s obligations under the Note are secured by a subordinated lien on all or substantially all of Optex’s assets, pursuant to a subordinated security agreement in favor of TWL Group, which is subordinated to the Company’s senior lenders. Mr. Looney is a Vice President of the Company, the President and a director of Optex, and a greater than 10% stockholder of the Company.

The descriptions of the Amendment, Note and related security agreement set forth above are qualified in their entirety by reference to the actual terms of the agreements, which are attached hereto as Exhibits 2.1, 10.1 and 10.2 and are incorporated herein by reference.

Item 2.03. Creation of a Direct Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The information disclosed in Item 1.01 of this Current Report on Form 8-K is incorporated by reference into this Item 2.03.

Item 3.01. Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing.

Irvine Sensors Corporation (the “Company”) was unable to file its Annual Report on Form 10-K for the fiscal year ended October 1, 2006 (the “Form 10-K”) with the Securities and Exchange Commission (the “SEC”) on January 18, 2007, the deadline for filing the Form 10-K under Rule 12b-25 of the Securities Exchange Act of 1934. On January 3, 2007, the Company filed a Notification of Late Filing on Form 12b-25 with the SEC indicating that it would be unable to file its Form 10-K within the prescribed time period. Despite diligent efforts, the work necessary to complete the Form 10-K could not be finished in sufficient time to permit the timely filing of the Form 10-K on January 18, 2007. Diligent efforts are expected to continue and the Company intends to complete and file its Form 10-K as soon as possible.

As a result of its failure to file the Form 10-K by January 18, 2007, the Company believes that it is no longer in compliance with conditions for the continued listing of the Company’s common stock on The Nasdaq Capital Market under Nasdaq Marketplace Rule 4310(c)(14) and on The Boston Stock Exchange under that Exchange’s Rules. On January 19, 2007, the Company notified The Nasdaq Stock Market and The Boston Stock Exchange of its belief that it is not in compliance with these rules. If the Company receives a written notice of staff determination from The Nasdaq Stock Market and/or The Boston Stock Exchange to prohibit the continued listing of the Company’s securities on The Nasdaq Capital Market under Nasdaq Marketplace Rule 4815(a) and/or on The Boston Stock Exchange, the Company will file a public announcement regarding such notice with the SEC on Form 8-K as soon as possible after receipt, but in no event later than four business days following receipt. In such event, the Company expects that it would request a review from the Nasdaq Listing and Hearing Review Council and/or The Boston Stock Exchange to petition for continued listing on The Nasdaq Capital Market and The Boston Stock Exchange as the Company is diligently attempting to complete its Form 10-K and meet its obligations for continued listing under Rule 4310(c)(14) and The Boston Stock Exchange’s Rules. Notwithstanding any such petition and the Company’s continued diligent efforts to file its Form 10-K, the Company cannot assure investors that The Nasdaq Stock Market and/or The Boston Stock Exchange will not determine to suspend trading and cease listing of the Company’s common stock.

Safe Harbor Statement under the Private Securities Litigation Reform Act of 1995

All statements included in this report, other than statements or characterizations of historical fact, are forward-looking statements. These forward-looking statements are based on the Company’s current expectations, estimates and projections about the Company, management’s beliefs, and certain assumptions made by the Company, and events beyond the Company’s control, all of which are subject to change. Such forward-looking statements include, but are not limited to, statements relating to the Company’s ability to file its Form 10-K within the time period specified above. Forward-looking statements can often be identified by words such as “anticipates,” “expects,” “intends,” “plans,” “predicts,” “believes,” “seeks,” “estimates,” “may,” “will,” “should,” “would,” “could,” “likely,” “potential,” “continue,” “ongoing,” similar expressions, and variations or negatives of these words. These forward-looking statements are not guarantees of future results or the commitments made by the Company herein, and they are subject to risks, uncertainties and assumptions that could cause the Company’s actual results to differ materially and adversely from those expressed in any forward-looking statement.

The risks and uncertainties referred to above include, but are not limited to, the timing and resources of the Company’s independent auditors and its internal accounting staff, the Securities and Exchange Commission’s possible review of the Company’s periodic reports, the possible staff determination from The Nasdaq Stock Market and/or The Boston Stock Exchange to prohibit the continued listing of the Company’s securities on The Nasdaq Capital Market and/or The Boston Stock Exchange, any unanticipated accounting charges or ambiguous accounting literature and such other factors described in the Company’s filings with the Securities and Exchange Commission, including “Risk Factors” in the Company’s Quarterly Report on Form 10-Q for the fiscal quarter ended July 2, 2006 and in the Company’s other filings. The forward-looking statements in this notification speak only as of the date they are made. The Company undertakes no obligation to revise or update publicly any forward-looking statement for any reason.

Item 9.01. Financial Statements and Exhibits.

(a)	Financial Statements of Business Acquired.

Not applicable.

(b)	Pro Forma Financial Information.

Not applicable.

(c)	Shell Company Transactions.

Not applicable.

(d)	Exhibits.

Exhibit No.	Description of Exhibit
2.1	Second Amendment to Stock Purchase Agreement dated January 17, 2007 by and among the Company, Timothy Looney and the Company’s subsidiary Optex Systems, Inc.

10.1	Secured Subordinated Revolving Promissory Note dated January 17, 2007 issued by the Company’s subsidiary Optex Systems, Inc. to TWL Group, LP.

10.2	Subordinated Security Agreement dated January 17, 2007 between TWL Group, LP and the Company’s subsidiary Optex Systems, Inc.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

IRVINE SENSORS CORPORATION
(Registrant)

Dated: January 19, 2007	/s/ JOHN J. STUART, JR.
John J. Stuart, Jr. Senior Vice President and Chief Financial Officer